{00070274.1 / 0836-001}12


{00070274.1 / 0836-001}


      THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) AN EXEMPTION FROM REGISTRATION, OR
      (iii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES).

      THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THE ATTACHED WARRANT CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE TERMS PROVIDED HEREIN.

                             STOCK PURCHASE WARRANT


DATE OF ISSUANCE: JUNE __, 2004                              CERTIFICATE NO. W-1

FOR VALUE RECEIVED, ESSENTIAL REALITY, INC., a Nevada corporation, located at 263 Horton Highway, Mineola, New York 11501 (the "Company"), hereby grants to SUNRISE SECURITIES CORPORATION or its registered assigns (the "Registered Holder") the right to purchase from the Company up to 68,820,224 shares of the Company's Common Stock (as adjusted from time to time hereunder) at a price per share of Common Stock equal to $0.005 (as adjusted from time to time hereunder, the "Exercise Price"). Certain capitalized terms used herein are defined in
Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

      This Warrant is subject to the following provisions:

      Section 1. Exercise of Warrant.

      1.1. Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance (as stated and defined above on this page 1) to and including 5:00 p.m., New York time, on the fifth anniversary thereof or, if such day is not a Business Day, on the next preceding Business Day (the "Exercise Period"). Notwithstanding the foregoing, this Warrant shall not be exercisable until the earlier of (a) the Company shall have sufficient authorized Common Stock to enable the exercise of this Warrant in full or (b) the Company's Series A 6% Convertible Non-Redeemable Preferred Shares are converted into the Company's Common Stock.

      1.2. Exercise Procedure.

            (a) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                  (i) a completed Exercise Agreement,  as described in paragraph
1.3 below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                  (ii) this Warrant;

                  (iii) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

                  (iv) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company having a Fair Market Value equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided, that for purposes of this subparagraph, the Fair Market Value of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) on a "cashless" basis in exchange for that number of shares of Common Stock equal to the product of (x) the number of shares as to which such Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Common Stock less the Exercise Price and the denominator of which is such Fair Market Value. Solely for the purposes of this Section 1.2(a)(iv), Fair Market Value shall be calculated (subject to appropriate adjustment in the event of any stock split, reverse stock split, stock dividend, merger or recapitalization of the Company occurring after the date above) either (i) on the trading date immediately preceding the date on which the Form of Election to Purchase annexed to such Warrant Certificate as to such exercise is deemed to have been sent to the Company pursuant to Section 10 hereof (the "Notice Date"), (ii) as the average of the Fair Market Values for each of the ten trading days preceding the date of issuance of this Warrant, or (iii) on the date of issuance of this Warrant, whichever results in a higher Fair Market Value.

            (b) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five
(5) Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such three-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

            (c) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

            (d) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

            (e) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

            (f) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

            (g) Notwithstanding any other provision hereof, if an exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any transaction or event, such exercise may, at the election of the Registered Holder, be conditioned upon the consummation of such transaction or event in which case such exercise shall not be deemed to be effective until the consummation of such transaction or event.

            (h) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as are issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants. The Company will use its best efforts to cause the shares of Common Stock, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting such shares of Common Stock are listed at the time of such exercise.

      1.3. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in either Exhibit I or
Exhibit II attached hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

      1.4. Fractional Shares. If the Common Stock is listed on any securities exchange or quoted on the Nasdaq Stock Market System or the over-the-counter market and a fractional share of Common Stock would, but for the provisions of this paragraph 1.4, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five (5) Business Days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Fair Market Value of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

      Section 2. Adjustment of Exercise Price and Number of Shares of Common Stock. In order to prevent dilution of the rights granted under this Warrant and grant the Registered Holder hereof certain additional rights, the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

      2.1. Computation of Adjusted Exercise Price. Except as hereinafter provided and subject to Section 2.6 hereof, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock in connection with a financing that results in net proceeds to the Company of at least $2,000,000 (a "Qualified Financing") for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the consideration per share received or deemed to be received by the Company upon such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 2.3 hereof.

      For the purposes of any  computation  to be made in  accordance  with this
Section 2.1, the following provisions shall apply:

            (a) In the event of the issuance or sale of shares of Common Stock for a consideration, part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

            (b) In the event of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

            (c) Shares of Common Stock issuable by way of dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

            (d) The  reclassification  of  securities  of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (b) of this Section 2.1.

      2.2. Convertible Securities. Subject to Section 2.6 hereof, in the event the Company at any time after the date hereof issues Convertible Securities in connection with a Qualified Financing for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Convertible Securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such Convertible Securities shall be reduced to a price determined by making a computation in accordance with the provisions of Section 2.1 hereof, provided that:

            (a) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any Convertible Securities shall be deemed to be issued and outstanding at the time of issuance of such Convertible Securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such Convertible Securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

            (b) If any change shall occur in the price per share at which the securities referred to in subsection (a) of this Section 2.2 are convertible or exchangeable, such Convertible Securities shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new Convertible Securities at the new price in respect of the number of shares issuable upon the exercise of such Convertible Securities.

            (c) Calculation of Consideration Received. If any Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Fair Market Value thereof as of the date of receipt. In case any Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Convertible Securities. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of Warrants representing a Majority (as defined in Section 19.4(l)) of the shares of Common Stock obtainable upon exercise of the outstanding Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a Majority of the shares of Common Stock obtainable upon exercise of the outstanding Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

            (d) Treasury Shares. The disposition of any shares of Common Stock owned or held by or for the account of the Company or any Subsidiary shall be considered an issue or sale of Common Stock.

            (e) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities or (B) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

      2.3. Subdivision and Combination. In the event the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

      2.4. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2, the number of shares of Common Stock of the Company issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock of the Company issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

      2.5. Merger or Consolidation. In the event of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, or sale by the Company of all or substantially all of its assets to another corporation or other entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation or other entity formed by such consolidation or merger or acquiror of such assets shall execute and deliver to the Registered Holder a supplemental warrant agreement providing that the Registered Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

      2.6. No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

            (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants, or the options, rights and Warrants issued and outstanding on the date hereof; or

            (b) If the amount of said adjustment shall be less than 1 cent ($.01) per share of Common Stock, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1 cent ($.01) per share of Common Stock.

      2.7. Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Registered Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable under the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 2.7.

      2.8. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 2.

      2.9. Notices.

            (a) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

            (b) The Company shall give written notice to the Registered Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Liquidation Event or other dissolution or liquidation.

            (c) The Company shall also give written notice to the Registered Holders at least twenty (20) days prior to the date on which any Liquidation Event or other dissolution or liquidation shall take place.

      Section 3. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall allocate, for the benefit of the Registered Holder of this Warrant, an amount equal to the Liquidating Dividends which would have been payable to such Registered Holder had he, she or it fully exercised this Warrant immediately prior to the record date applicable to such Liquidating Dividends (or if there be no such record date, the date as of which the record holders of Common Stock entitled to such dividends are to be determined), and shall hold such amount, for the benefit of the Registered Holder, pending the exercise or expiration of this Warrant. Thereafter, upon the exercise of this Warrant, from time to time, in addition to the shares of Common Stock purchased upon such exercise, the Company shall pay to the Registered Holder of this Warrant the Liquidating Dividends which pertain to such purchased shares of Common Stock. Upon expiration of this Warrant, any allocated Liquidating Dividends which pertain to shares of Common Stock issuable upon exercise of this Warrant but not so purchased pursuant to exercise will be retained by the Company.

      Section 4. Purchase Rights. If at any time the Company grants, issues or sells any Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

      Section 5. Definitions. The following terms have meanings set forth below:

      "Board of Directors" means the board of directors of the Company.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

      "Common Stock" means the Common Stock of the Company per share, and except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

      "Convertible Securities" means any stock or securities, other than Options, directly or indirectly convertible into or exchangeable for Common Stock; .

      "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

      "Exercise Price" means the price per share of Common Stock set forth herein, as adjusted from time to time pursuant to the provisions of Section 2.

      "Fair Market Value" means as to any security, the greater of either (i) the closing price on the day "Fair Market Value" is to be determined or (ii) the average of the closing prices of such security's sales on the New York Stock Exchange, the Nasdaq Stock Market, the American Stock Exchange or any other domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchanges on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization (collectively, a "Securities Exchange"), in each such case averaged over a period of three (3) days consisting of the day as of which "Fair Market Value" is being determined and the two (2) consecutive Business Days prior to such day. If at any time such security is not listed or quoted on any Securities Exchange, the "Fair Market Value" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a Majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding;

provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing two-thirds of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

      "Liquidation Event" means (a) the liquidation, dissolution or winding up of the Company, (b) any merger, reorganization or consolidation to which the Company is a party, except for a merger, reorganization or consolidation in which the Company is the surviving Company, the terms of the Warrants or Common Stock are not changed and neither the Warrants nor Common Stock are exchanged for cash, securities or other property, and after giving effect to such merger, reorganization or consolidation, the holders of the Company's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Board of Directors immediately prior to the merger, reorganization or consolidation shall continue to own the Company's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors, (c) any sale or transfer of more than 50% of the assets of the Company and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board of Directors) in any transaction or series of transactions and (d) any sale, transfer or issuance or series of sales, transfers and/or issuances of Common Stock or other securities by the Company or any holders thereof which results in either (i) any Person or group of Persons (as the term "group" is used under the Exchange Act), beneficially owning (as such term is used in the Exchange Act) more than 50% of the Common Stock outstanding or on a fully diluted basis at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances or
(ii) Persons beneficially owning the Common Stock outstanding or on a fully diluted basis at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances beneficially owning less than 50% of the Common Stock outstanding or on a fully diluted basis following such sale, transfer or issuance or series of sales, transfers and/or issuances.

      "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

      "Person"  means  an  individual,   a  partnership,   a  joint  venture,  a
corporation,   a  limited   liability   company,   a  trust,  an  unincorporated
organization and a government or any department or agency thereof.


      Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not have any voting rights. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

      Section 7. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit III hereto) at the principal office of the Company.

      Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

      Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

      Section 10. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be (i) delivered in person, (ii) transmitted by facsimile, (iii) sent by registered or certified mail, postage prepaid with return receipt requested, or (iv) sent by reputable overnight courier service, fees prepaid, to (x) the Company, at its principal executive offices and (y) to any Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder). Notices shall be deemed given upon personal delivery, upon receipt of return receipt in the case of delivery by mail, upon acknowledgment by the receiving facsimile or one day following deposit with an overnight courier service.

      Section 11. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing two-thirds of the shares of Common Stock obtainable upon exercise of outstanding Warrants; provided, that no such action may increase the Exercise Price of the Warrants or decrease the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing 100% of the shares of Common Stock obtainable upon exercise of the Warrants.

            Section 12. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

            Section 13. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES HERETO FURTHER AGREE AND ACKNOWLEDGE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF OR IN ANY MANNER WHATSOEVER RELATING TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS WARRANT HEREBY (i) ACCEPTS THE JURISDICTION OF THE AFORESAID COURTS; (ii) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT OF ANY SUCH COURT WITH RESPECT TO THIS WARRANT; AND (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE, COURT, ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT BROUGHT IN ANY SUCH COURT AND FURTHER IRREVOCABLY WAIVES ANY SUCH CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            Section 14. Headings. The headings of the various sections of this Warrant have been inserted for reference only and shall not be deemed to be a part of this Warrant .

            Section 15. Specific Performance. The Company, on the one hand, and the Registered Holder, on the other hand, acknowledge that money damages would not be a sufficient remedy for any breach of this Warrant. It is accordingly agreed that the parties shall be entitled to specific performance and injunctive relief as remedies for any such breach, these remedies being in addition to any of the remedies to which they may be entitled at law or equity.

            Section 16. Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

            Section 17. No Third Party Beneficiaries. Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Warrant.

            Section 18. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      Section 19. Registration Rights.

      19.1 Registration Under the Securities Act of 1933. The Warrants, and the shares of Common Stock issuable upon exercise of the Warrants, have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of the Warrant certificates representing the shares of Common Stock and any other securities issuable upon exercise of the Warrants or issuable pursuant to this Warrant (the "Warrant Securities") shall bear the following legend:

      The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

      19.2 Piggyback Registration. If, at any time commencing after the date hereof and expiring seven (7) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-8), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Registered Holder of the Warrants and/or the Warrant Securities of its intention to do so. If the Registered Holder of the Warrants and/or the Warrant Securities notifies the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Registered Holder of the Warrants and/or the Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement.

      Notwithstanding the provisions of this Section 19.2:

            (a) the Company shall have the right at any time after it shall have given written notice pursuant to this Section 19.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof; and

            (b) if a registration pursuant to this Section 19.2 involves an underwritten offering, the Company shall not be required to include any of the Warrant Securities in such underwriting unless the holders of such Warrant Securities accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Warrant Securities, requested to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Warrant Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the holders of Warrant Securities according to the total amount of securities entitled to be included therein owned by each holders of Warrant Securities or in such other proportions as shall mutually be agreed to by such holders).

      19.3 Demand Registration.

            (a) At any time commencing after the date the Registration Statement filed pursuant to Section 2(a) of that certain Registration Rights Agreement, dated June __, 2004, by and among the Company and the investors listed therein is declared effective by the SEC and expiring seven (7) years after the date hereof, the Registered Holder of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section 19.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company and counsel for the Registered Holder, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Registered Holder and any other Registered Holder of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

            (b) The Company covenants and agrees to give written notice of any registration request under this Section 19.3 by any Registered Holder to all other holders of the Warrants and the Warrant Securities within ten (10) days from the date of the receipt of any such registration request.

            (c) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within the time period specified in Section 19.4(a) hereof pursuant to the written notice specified in Section 19.3(a) hereof of a Majority of the Registered Holders of Warrants and/or Warrant Securities, the Company agrees that upon the written notice of election of a majority of the holders of the Warrants and/or Warrant Securities it shall repurchase (i) any and all Warrant Securities at the higher of the Fair Market Value per share of Common Stock on
(x) the date of the notice sent pursuant to Section 19.3(a), or (y) the expiration of the period specified in Section 19.4(a) and (ii) any and all Warrants at such Fair Market Value less the exercise price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two
(2) days  after the  later of (i) the  expiration  of the  period  specified  in
Section 19.4(a), or (ii) the delivery of the written notice of election specified in this Section 19.3(d).

      19.4 Covenants of the Company with Respect to Registration. In connection with any registration under Sections 19.2 or 19.3 hereof, the Company covenants and agrees as follows:

            (a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Registered Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

            (b) The Company shall pay all costs (excluding fees and expenses of more than one counsel for the Registered Holder and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 19.2 and 19.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. The Registered Holder will pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 19.3(c). If the Company shall fail to comply with the provisions of Section 19.4(a), the Company shall, in addition to any other equitable or other relief available to the Registered Holder, be liable for any and all incidental, special and consequential damages and damages due to loss of profit sustained by the Registered Holder requesting registration of their Warrant Securities.

            (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Registered Holder, provided that the Company shall not be obligated to execute or file any general consent to do business under the laws of any such jurisdiction.

            (d) The Company shall indemnify the Registered Holder of the Warrant
Securities to be sold pursuant to any registration statement and each person, if any, who controls such Registered Holder within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

            (e) The Registered Holder of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Registered Holder, or their successors or assigns, for specific inclusion in such registration statement.

            (f) If for any reason the indemnities provided in Section 19.4(d) or
Section 19.4(e) are unavailable, or are insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of securities (taking into account the portion of the proceeds of the offering realized by each such party) and the statements or omissions or alleged statements or omissions which resulted in such loss, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 19.4(f) except to the extent and under such circumstances as such party would have been liable to indemnify under
Section 19.4(d) or 19.4(e) if such indemnification were enforceable under applicable law.

            (g) Nothing contained in this Agreement shall be construed as requiring the Registered Holder to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

            (h) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 19.3 hereof without the prior written consent of the Registered Holder of the Warrants and Warrant Securities representing a Majority of such securities (assuming an exercise of all of the Warrants).

            (i)  The   Company   shall   furnish  to  each   Registered   Holder
participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Registered Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and
(ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

            (j) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

            (k) For purposes of this Agreement, the term "Majority" in reference to the Registered Holder of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, director, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public.

      Section 20. Entire Agreement; Modification. This Warrant contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      Section 21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the date hereof.


                                                      ESSENTIAL REALITY, INC.


                                                      By: ______________________
                                                          Name:
                                                          Title:

                                                                       EXHIBIT I

          [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.2(a)(iv)]
                 (Exercise and payment by check or securities)

To:      Dated:

      The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ____________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.

                                     Signature:_________________________________

                                      Address:__________________________________

                                                                      EXHIBIT II

        [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.2(a)(iv)(3)]
                               (Cashless Exercise)

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________________ shares of Common Stock all in accordance with the terms hereof and Section 1.2(a)(iv)(3) of the Warrant Agreement. The undersigned requests that a certificate for such securities be registered in the name of _______________whose address is _______________ and that such Certificate be delivered to______________________
whose address is ______________.


Dated:

                           Signature _____________________________________

                           (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                           _______________________________
                           (Insert Social Security or Other
                           Identifying Number of Holder)

                                                                     EXHIBIT III

              [FORM OF ASSIGNMENT PURSUANT TO SECTION 1.2(a)(iii)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

 ___________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

               Signature: ___________________________________

               (Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

        (Insert Social Security or Other Identifying Number of Assignee).



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